Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BioTime, Inc. (the “Company”) for the quarter ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael D. West, Co-Chief Executive Officer, Aditya Mohanty, Co-Chief Executive Officer, and Russell Skibsted, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2016

/s/ Michael D. West
Michael D. West
Co-Chief Executive Officer

/s/ Aditya Mohanty
Aditya Mohanty
Co-Chief Executive Officer

/s/ Russell Skibsted
Russell Skibsted
Chief Financial Officer